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                                 EXHIBIT 10.79


                         AMENDMENT NO. 1 (the "Amendment") dated as of June 30, 1997 to the CREDIT, SECURITY, GUARANTY AND PLEDGE AGREEMENT, dated as of December 20, 1996 (as amended by the Waiver and Amendment dated as of February 20, 1997, and as amended, supplemented or otherwise modified, renewed or replaced from time to time, the "Credit Agreement"), among TRIMARK PICTURES, INC., a California corporation, and TRIMARK TELEVISION, INC., a Delaware corporation (each a "Borrower" and together, the "Borrowers"), the Guarantors named herein, the Lenders referred to herein, THE CHASE MANHATTAN BANK, a New York banking corporation, as Agent (the "Administrative Agent") for the Lenders and THE CHASE MANHATTAN BANK as Fronting Bank (the "Fronting Bank").


                             INTRODUCTORY STATEMENT
                             ----------------------


          The Borrowers and the Guarantors have requested that the Lenders amend Sections 6.14 and 6.18 of the Credit Agreement, delete Section 6.19 from the Credit Agreement and add certain additional Acceptable Obligors to Schedule 2 of the Credit Agreement. The Lenders are willing to comply with such request on the terms and subject to the conditions hereinafter set forth.

          Accordingly, the parties hereto hereby agree as follows:

I.        Section   Defined Terms.  All capitalized terms not otherwise defined
                    -------------
in this Amendment are used herein as defined in the Credit Agreement.

I.        Section   Amendment to the Credit Agreement.  Subject to the
                    ---------------------------------
satisfaction of the conditions in Section 3 hereof, the Credit Agreement is hereby amended effective as of the date hereof, as follows:
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(1)       The definition of "Consolidated Total Liabilities" is hereby deleted from the Credit Agreement in its entirety.

(1) The definition of "Off-Balance Sheet Commitments" is hereby deleted from the Credit Agreement in its entirety.

(1) Article 1 of the Credit Agreement is hereby amended by adding the following definition in the appropriate alphabetical sequence:

               "Product Acquisition Commitments" shall mean all commitments
                -------------------------------
          of the Credit Parties for the acquisition of items of Product, including cash flow commitments, negative pick-up obligations and print and advertising commitments, regardless of whether or not, pursuant to GAAP, reflected on the Consolidated balance sheet of the Parent and its Consolidated Subsidiaries; provided, however, that such obligations for print and advertising commitments shall not be included in Product Acquisition Commitments until principal photography has commenced for the item of Product to which each such commitment relates."

(1) Section 5.1(c) of the Credit Agreement is hereby amended and restated to read as follows:

               "Simultaneously with the delivery of the statements referred to in paragraphs (a) and (b) of this Section 5.1, a certificate of an Authorized Officer of the Parent, on behalf of the Parent, in form and substance satisfactory to the Administrative Agent (i) stating whether or not such Authorized Officer has knowledge, after due inquiry, of any condition or event which would constitute an Event of Default or Default has occurred and, if so, specifying each such condition or event and the nature thereof, (ii) demonstrating in reasonable detail compliance with the provisions of Sections 6.14 through 6.18 and 6.22 hereof and (iii) certifying that all filings required under Section
          5.8 hereof have been made and listing each such filing that has been made since the date of the last certificate delivered in accordance with this Section 5.1(c);"
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(1)            Section 6.14 of the Credit Agreement is hereby amended and restated to read as follows:

          "Permit Consolidated Tangible Net Worth at the end of any quarter to be less than the sum of $19,000,000 plus 100% of net new equity invested and 50% of net earnings, if any, for each fiscal year ending after June 30, 1996 and prior to the date as of which compliance is being determined."

(1) Section 6.18 of the Credit Agreement is hereby amended and restated to read as follows:

          "Section 6.18 Consolidated Tangible Net Worth Ratio.
                        -------------------------------------

          Permit the ratio of (i) the aggregate amount of all Indebtedness of the Parent and its Consolidated Subsidiaries, consolidated in accordance with GAAP, plus 100% of Product Acquisition Commitments of the Parent and its Consolidated Subsidiaries that support financings provided by the Lenders, plus 110% of all other Product Acquisition Commitments of the Parent and its Consolidated Subsidiaries, less the present value of related Off-Balance Sheet Receivables (but not more than the related portion of Product Acquisition Commitments), to (ii) Consolidated Tangible Net Worth to be greater than 3.5 to 1 at any time."

(1) Section 6.19 of the Credit Agreement is hereby amended in its entirety to read "Not Used".

(1) Schedule 2 of the Credit Agreement is hereby amended by adding under the heading "Acceptable Domestic Account Debtors (85%)" the following Acceptable Domestic Account Debtor and corresponding Allowable Amount in the appropriate numeric sequence:

          All American Communications                   2,000,000

(1) Schedule 2 of the Credit Agreement is hereby amended by adding under the heading "Acceptable Foreign Account Debtors (75%)" the following Acceptable Foreign Account Debtors
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and corresponding territories and Allowable Amounts in the appropriate numeric sequence:

          Foxton              Germany    900,000

          Televisa, S.A.      Mexico     500,000

          Pony Canyon         Japan      400,000

          Golden Harvest      Taiwan     300,000

          Mongkol Cinema      Thailand   300,000


I.        Section   Conditions to Effectiveness.  The effectiveness of this
                    ---------------------------
Amendment is subject to the satisfaction in full of the following conditions precedent.

(1) The Administrative Agent shall have received executed counterparts of this Amendment, which, when taken together, bear the signatures of each party hereto;

(1) An amendment fee in the amount of .125% of the Commitment of each Lender shall have been paid to the Administrative Agent on behalf of each Lender.

(1) All legal matters in connection with this Amendment shall be reasonably satisfactory to Morgan, Lewis & Bockius LLP, counsel for the Administrative Agent.

I.        Section   Representations and Warranties.  Each of the Credit Parties
                    ------------------------------
hereby represents, warrants and acknowledges to the Administrative Agent (on behalf of itself, Fronting Bank and the Lenders) that:

(1) Their respective obligations to the Lenders under the Credit Agreement remain in full force and effect.

(1) The representations and warranties contained in the Credit Agreement and in the other Fundamental Documents are true and correct in all material respects on and as of the date hereof as if such representations and warranties had been made on and as of the date hereof (except to the extent such representations and warranties expressly relate to as an earlier date).

               (c) After giving effect hereto, each of the Credit Parties is in compliance with all the terms and provisions set forth in the Credit Agreement and the other Fundamental Documents and no Default or Event of Default has occurred or is continuing under the Credit Agreement or any other Fundamental Document.

(1)                 The acknowledgments, representations and warranties in this
          Section 3 have been a material inducement for the Lenders to agree to enter into this Amendment, (ii) the Lenders are relying on such acknowledgments, representations and warranties, and (iii) the Lenders would not have entered into this Amendment without such acknowledgments, representations and warranties.

I.        Section     Full Force and Effect.  Except as expressly set forth
                      ---------------------
herein, this Amendment does not constitute a waiver or modification of any provision of the Credit Agreement or a waiver of any Default or Event of Default under the Credit Agreement, in either case whether or not known to the Lenders. Except as expressly amended hereby, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof on the date hereof. As used herein, the terms "Credit Agreement", "this Agreement", "herein", "hereafter", "hereto", "hereof", and words of similar import, shall, unless the context otherwise requires, mean the Credit Agreement as amended by this Amendment. References to the terms "Agreement" or "Credit Agreement" appearing in the Exhibits or Schedules hereto or to the Credit Agreement, shall, unless the context otherwise requires, mean the Credit Agreement as amended by this Amendment.

I.        SECTION   APPLICABLE LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND
                    --------------
CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WHICH ARE APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WHOLLY WITHIN THE STATE OF NEW YORK.

I.        Section   Counterparts.  This Amendment may be executed in two or more
                    ------------
counterparts, each of which shall
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constitute as an original, but all of which when taken together shall constitute but one instrument.

I.        Section   Expenses.  The Borrowers agree to pay all reasonable out-of-
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pocket expenses incurred by the Administrative Agent in connection with the preparation, execution, delivery, performance or enforcement of this Amendment, the Credit Agreement or the other Fundamental Documents and any other documentation contemplated hereby or thereby, including, but not limited to, the reasonable fees and disbursements of external legal counsel for the Administrative Agent and the allocated costs and charges of its internal legal counsel.

I.        Section   Headings.  The headings of this Amendment are for the
                    --------
purposes of reference only and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.
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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the date and year first written above.


                                    TRIMARK PICTURES, INC.
                                    TRIMARK TELEVISION, INC.
                                    TRIMARK HOLDINGS, INC.
                                    TRIMARK MUSIC
                                    CHEAP DATE, INC.
                                    WRITERS ON THE WAVE
                                    PURPLE TREE PRODUCTIONS, INC.
                                    LOVING GUN PRODUCTIONS, INC.
                                    TRIMARK INTERACTIVE


                                    By____________________________
                                      Name:
                                      Title:  Authorized Signatory
                                              for each of the foregoing


                                    THE CHASE MANHATTAN BANK,
                                    individually and as
                                    Administrative Agent


                                    By:___________________________
                                       Name:
                                       Title:


                                    CITY NATIONAL BANK


                                    By:___________________________
                                       Name:
                                       Title:


                                    COMERICA BANK-CALIFORNIA


                                    By:___________________________
                                       Name:
                                       Title:


                                    FIRST HAWAIIAN BANK


                                    By:___________________________
                                       Name:

                                       Title:


                                    IMPERIAL BANK


                                    By:___________________________
                                       Name:
                                       Title:


                                    SILICON VALLEY BANK


                                    By:___________________________
                                       Name:
                                       Title:


                                    THE SUMITOMO TRUST & BANKING CO., LTD.,
                                    NEW YORK BRANCH


                                    By:___________________________
                                       Name:
                                       Title:


                                    UNION BANK OF CALIFORNIA, N.A.


                                    By:___________________________
                                       Name:
                                       Title:


                                    DE NATIONALE INVESTERINGSBANK N.V.


                                    By:___________________________
                                       Name:
                                       Title: